                                                                   EXHIBIT 10.21

***PORTIONS OF THIS EXHIBIT MARKED BY
BRACKETS ("[_______]") OR OTHERWISE
INDENTIFIED HAVE BEEN OMITTED PURSUANT
TO A REQUEST FOR CONFIDENTAL TREATMENT.
THE OMITTED PORTIONS HAVE BEEN FILED
SEPARATELY WITH THE SECURITIES
AND EXCHANGE COMMISSION.***



                                LICENSE AGREEMENT

                                       for

                    POLE ATTACHMENTS and/or CONDUIT OCCUPANCY




                                  Dated 7/28/93



                                     Between

                       BELLSOUTH TELECOMMUNICATIONS, INC.
                                   (Licensor)

                                       And

                             AMERICAN CABLE COMPANY
                                   (Licensee)



                      BELLSOUTH License Agreement Number -


















                                   Proprietary

The information contained herein should not be disclosed to unauthorized persons. It is meant for the use of the parties contracting herein in connection with performance under this agreement.

                                    CONTENTS

ARTICLE                                                                    PAGE

                    Preface                                                  1
          I         Definition                                               2
         II         Scope of Agreement                                       4
        III         Fees and Charges                                         5
         IV         Advance Payment                                          6
          V         Specifications                                           7
         VI         Legal Requirements                                       8
        VII         Issuance of Licenses                                     9
       VIII         Make-Ready Work                                         10
         IX         Construction, Maintenance and Removal of
                    Communications Facilities                               13
          X         Termination of Licenses                                 16
         XI         Inspection of Licensee's Communications Facilities      17
        XII         Unauthorized Attachment, Utilization, or Occupancy      18
       XIII         Security Interest                                       19
        XIV         Liability and Damages                                   20
         XV         Insurance                                               22
        XVI         Authorization Not Exclusive                             23
       XVII         Assignment of Rights                                    23
      XVIII         Failure to Enforce                                      23
        XIX         Termination of Agreement                                24
         XX         Term of Agreement                                       26
        XXI         Notices                                                 26
       XXII         Supersedure of Previous Agreement(s)                    27

APPENDICES

          I         Schedule of Fees and Charges
         II         Multiple Pole Attachment and Conduit Occupancy
                    License Applications

EXHIBITS

          I         Administrative Forms and Notices
         II         NonDiscrimination Compliance Agreement
        III         Conflict of Interest Agreement
         IV         NonDisclosure Agreement

                                LICENSE AGREEMENT

         THIS AGREEMENT, executed this 28th day of July, 1994 between BELLSOUTH TELECOMMUNICATIONS, INC., d/b/a

                           South Central Bell Telephone Company

                / X /      Southern Bell Telephone and Telegraph Company

a corporation organized and existing under the laws of the State of Georgia, hereinafter called Licensor, and American Cable Company, a corporation organized and existing under the laws of the State of Georgia hereinafter called Licensee;

                              W I T N E S S E T H:

         WHEREAS, Licensee proposes to furnish communications services in the State of Georgia and more particularly in the city of Columbus, as well as unincorporated Muscogee county, and

         WHEREAS, Licensee desires to place and maintain aerial and underground communications facilities within the area described above and desires to place such communications facilities on poles, anchors, and in the conduit system of Licensor; and

         WHEREAS, Licensor is willing to permit, under certain conditions, on a revocable, non-exclusive license basis, to the extent it may lawfully do so, the placement of said communications facilities on or within Licensor's facilities where reasonably available in the area described above and where such use will not interfere with Licensor's service requirements or the service requirements of those parties with which Licensor has joint user arrangements or the use of its facilities by others;

         NOW THEREFORE, in consideration of the mutual covenants, terms and conditions herein contained, the parties do hereby mutually covenant and agree as follows;




                                   Proprietary

The information contained herein should not be disclosed to unauthorized persons. It is meant for the use of the parties contracting herein in connection with performance under this agreement.

                                    ARTICLE I

                                   DEFINITIONS
                           As used in this Agreement:

A)       Anchor

         An assembly (rod and fixed object or plate owned by the Licensor or by others), designed to resist the pull of a guy strand, for which the Licensor is responsible for authorizing the attachment of Licensee's communication facilities.

B)       Conduit

         A structure, usually underground, containing one or more ducts.

C)       Conduit Occupancy

         Occupancy of a conduit system by any item of Licensee's communications facilities.

D)       Conduit System

         Any combination of ducts, conduits, manholes, handholes, and vaults joined to form an integrated whole, which is owned solely or in part by the Licensor.

E)       Duct

         A single enclosed raceway for wire conductors or cables.

F)       Guy Strand

         A metal cable attached to a pole and anchor (or another pole) for the purpose of increasing pole stability.

G)       Joint Owner

         A person, firm, corporation or other legal entity sharing ownership of a pole and/or anchor with Licensor.

H)       Joint User

         A joint user which may attach to a pole or anchor or occupy a conduit either solely or partially owned by the Licensor, in return for granting the Licensor equivalent rights of attachment to poles, anchors and/or occupancy of conduit which it owns, either solely or partially.

I)       Licensee's Communications Facilities

         All facilities, including but not limited to cables, equipment and associated hardware, owned and utilized by the Licensee which are attached to a pole or anchor or occupy a conduit system.

J)       Manhole

         A subsurface enclosure which personnel may enter and use for the purpose of installing, operating, maintaining and repairing communications facilities.

K)       Make-Ready Work

         All work, including but not limited to rearrangement and/or transfer of existing facilities, replacement of a pole or other changes required to accommodate the Licensee's communications facilities on a pole, anchor or in a conduit system.

L)       Prelicense Survey

         All work required, including field inspection and administrative processing, to determine the make-ready work necessary to accommodate Licensee's communications facilities on a pole, anchor or in a duct.

M)       Pole

         A pole owned by the Licensor and/or by others for which Licensor is responsible for authorizing the attachment of Licensee's communications facilities.

N)       Pole Attachment

         Any item of Licensee's communications facilities affixed to a pole.

O)       Service Requirements

         Are multitudes of situations causing activity on the part of either party's employees. Activity of importance to this agreement includes new construction, removal of existing facilities and transfer, and/or rearrangement of existing facilities. This activity may be caused by, but is not limited to, increased plant retirements, emergencies, third party attachments, changes in plans, etc.

P)       Rearrangement of Attachments

         Is the moving of attachments from one position to another on the same pole or in the same conduit.

Q)       Transfer of Attachments

         Is the removing of attachments from one pole and placing of these onto another pole or moving of attachments from one location in the Licensor's conduit system to another location in the Licensor's conduit system.

                                   ARTICLE II

                               SCOPE OF AGREEMENT

A) Subject to the provisions of this Agreement, Licensor agrees to issue to Licensee revocable, nonexclusive licenses authorizing the attachment of Licensee's communications facilities to poles or anchors, or the placement of Licensee's communications facilities in Licensor's conduit system within the state of Georgia and more particularly in the city of Columbus, as well as unincorporated Muscogee county.

B) No use, however extended, of poles, anchors, or conduit systems or payment of any fees or charges required under this Agreement shall create or vest in Licensee any easements or any other ownership of property rights of any nature in such poles, anchors, or conduit systems. Licensee's rights herein shall be and remain a mere license. Neither this Agreement nor any license granted hereunder shall constitute an assignment of any of Licensor's rights to use the public or private property at locations of such poles, anchors, and conduit systems.

C) Licensor's rights to locate and maintain its poles, anchors, and conduit systems and to operate its facilities in conjunction therewith in such a manner as will best enable it to fulfill its own service requirements is in no manner limited by this Agreement.

D) Nothing contained in this Agreement shad be construed to compel Licensor to construct, reconstruct, retain, extend, place or maintain any pole, anchor, duct or other facility for use by the Licensee not needed for Licensor's own service requirements.

E) Nothing contained in this Agreement shall be construed as a limitation, restriction, or prohibition against Licensor with respect to any joint user agreement or arrangement which Licensor has heretofore entered into, or may in the future enter into, with others not parties to this Agreement regarding the poles, anchors, and conduit Systems covered by this Agreement. The rights of Licensee shall at all times be subject to any such existing and future agreement or arrangement with any such joint user.





                                   Proprietary

The information contained herein should not be disclosed to unauthorized persons. It is meant for the use of the parties contracting herein in connection with performance under this agreement.

                                   ARTICLE III

                                FEES AND CHARGES

A) Licensee shall pay to Licensor all fees and charges applicable in connection with the attachment of its communications facilities to a pole, anchor, or occupancy of a conduit system as specified in APPENDIX I.

         Where Licensor's communications facilities are attached to poles or anchors owned by power distribution companies or authorities or any other company or authority and where pre-survey and/or make-ready work is required by Licensor on said poles to accommodate Licensee's facilities, Licensee shall pay the Licensor for all such work in accordance with the provisions of this Agreement in the same manner as if the poles or anchors belonged to Licensor.

B) Except as herein otherwise expressly provided, Licensee at its own expense shall place, maintain, rearrange, transfer and remove its own attachments, and shall at all times perform such work promptly and in such a manner as not to interfere with work or service being performed by the other party. Upon completion of work by Licensor which will necessitate transfer of the Licensee's attachments, the Licensor shall provide written notice to the Licensee that such transfer must be completed.

C) Non-payment of any amount due under this Agreement shall constitute a default by Licensee of this Agreement subject to the provisions of
         Article XIX

D) Whereas Licensor desires to protect the interest of its rate payers, employees, and shareholders, Licensee shall furnish a bond or letter of credit in a form satisfactory to Licensor or other satisfactory evidence of financial security in such amount as Licensor from time to time may require, to guarantee the performance of all Licensee obligations hereunder. The amount of the bond or letter of credit or financial security shall not operate as a limitation upon the obligations of the Licensee hereunder.

E) At the expiration of six (6) months from the date of this Agreement, changes in the amount of the fees and charges specified in Appendix I may be made by Licensor upon at least sixty (60) days prior written notice to Licensee, and Licensee agrees to pay such changed fees and charges. Notwithstanding any other provision of this Agreement, Licensee may terminate this Agreement at the end of such notice period if the change in fees and charges is not acceptable to Licensee, by giving Licensor written notice of its election to terminate this Agreement at least ten (10) days prior to the end of such notice period.

F)       Licensee shall pay all applicable fees and charges due within thirty
         (30) days after receipt of the bill.

G) Amendments to fees and charges shall be effected by the separate execution of APPENDIX I which shall become a part of and be governed by the terms and conditions of this Agreement.

                                   ARTICLE IV

                                 ADVANCE PAYMENT

A)       Licensee shall make an advance payment to the Licensor prior to:

         1) any undertaking by Licensor of a prelicense survey or the administrative processing portion of such a survey in an amount specified by Licensor sufficient to cover the estimated charges for completing the specific work operation required, and

         2) performance by Licensor of any make-ready work required in an amount specified by Licensor sufficient to cover the estimated charges for completing the required make-ready work.

B) The amount of the advance payment required (Exhibit I, Form B-1) will be credited against the payment due the Licensor for performing the prelicense survey or portion thereof and/or make-ready work or having it performed by others.

C) Where the advance payment is less than the charge by the Licensor for such work, Licensee agrees to pay Licensor within thirty (30) days of receipt of the bill all sums due in excess of the amount of the advance payment.

D) Where the advance payment exceeds the charge by the Licensor for such work Licensor shall refund within thirty (30) days of issuance of the bill the difference to Licensee.

                                    ARTICLE V

                                 SPECIFICATIONS

A) Licensee's communications facilities shall be placed and maintained in accordance with the requirements and specifications of the current editions of the Bell System Manual of Construction Procedures (Blue
         Book), the National Electrical Code (NEC), the National Electrical Safety Code (NESC), all of which are incorporated by reference in this Agreement, the rules and regulations of the Occupational Safety and Health Act (OSHA) and any governing authority having jurisdiction over the subject matter. Where a difference in specifications may exist, the more stringent shall apply.

B) If any part of Licensee's communications facilities is not placed and maintained in accordance with A) preceding, and Licensee has not corrected the violation within sixty (60) days from receipt of written notice thereof from Licensor, may at its option correct said condition; provided, however, that if Licensee provides Licensor with written notice at least ten (10) days prior to the expiration of the sixty (60) day time period detailing the reasons for its inability to cure the violations within said sixty (60) day period, then upon the consent of Licensor, which consent shall not be unreasonably withheld or delayed, the time for curing such violation shall be extended for such period of time as shall be reasonably necessary to complete such curing. Licensor will attempt to notify Licensee in writing prior to performing such work whenever practicable. However when in the opinion of the Licensor such conditions pose an immediate threat to the safety of the Licensor's employee or the public, interfere with the performance of the Licensor's then existing and current service obligations, or pose an immediate threat to the physical integrity of the Licensor's facilities, the Licensor may perform such work and/or take such action that it deems necessary without first giving written notice to the Licensee and without subjecting itself to any liability. As soon as practicable thereafter, Licensor will advise Licensee in writing of the work performed or the action taken and will endeavor to arrange for re-accommodation of Licensee's facilities so affected. The Licensee shall be responsible for paying the Licensor for all costs incurred by the Licensor for all work, action, and re-accommodation performed by Licensor under this subsection.

                                   ARTICLE VI

                               LEGAL REQUIREMENTS

A) Licensee shall be responsible for obtaining from the appropriate governmental and/or private authority any required authorization to construct, operate and/or maintain its communications facilities on public and/or private property before it attaches its communications facilities to poles and anchors or occupies conduit located on such public and/or private property. Such authorizations may include, but are not necessarily limited to, certificates of public convenience and necessity to provide service to the public and appropriate easements or right of way permits for location of facilities. In the absence of evidence satisfying the above, Licensor reserves the right to revoke or refuse to issue a license.

B) No license granted under this Agreement shall extend to any pole, anchor or portion of a conduit system where the attachment or placement of Licensee's communications facilities would result in a forfeiture of rights of Licensor, or joint users, to occupy the property on which such poles, anchors, or conduit systems are located. If the existence of Licensee's communications facilities on a pole, anchor, or in a conduit system would cause a forfeiture of the right of the Licensor or joint user, or both, to occupy such property Licensee agrees to remove its communications facilities forthwith upon receipt of written notification from the Licensor. If said communications facilities are not so removed, Licensor may perform and/or have performed such removal after the expiration of 60 days from the receipt of said written notification without liability on the part of the Licensor and Licensee agrees to pay Licensor or joint user or both, the cost thereof and for all losses and damages that may result; provided, however, that should the existence of Licensee's communications facilities on a pole, anchor or guy strand or in a conduit system cause the forfeiture of rights by Licensor and/or a joint user, Licensee shall be required to remove its communications facilities only in the event that it is unable to cure the problem by obtaining the required private and/or public authorization prior to the expiration of the stipulated sixty (60) day time period; provided, however, that where such a situation cannot reasonably be corrected in such sixty (60) day time period, if Licensee shall proceed promptly to correct the same and prosecute such correction with due diligence, the time for correction shall be extended for such period of time as may be necessary to complete such correction. Licensee agrees to indemnify, defend and save harmless Licensor from and against any legal action or any cost resulting from such legal action brought against it as a result of Licensee's actions in connection with the exercise of its rights under this Article VI(B).

                                   ARTICLE VII

                              ISSUANCE OF LICENSES

A) Before Licensee shall attach to any pole or anchor, or occupy any portion of a conduit system, Licensee shall make written application for and have received a written license from the Licensor. (Exhibit I, Forms A-1 and A-2 and/or D-1 through D-4).

B) Licensee agrees to limit the filing of applications for pole attachment licenses to include not more than 300 poles or 300 associated anchors on any one application and 1500 poles or 1500 associated anchors on all applications which are pending approval by Licensor at any one time. Such limitations will apply to poles and anchors located within a single plant construction district of Licensor. Licensor, in its sole judgment, may permit the preceding limitations to be exceeded if so requested in writing by the Licensee when the circumstances of a particular job warrant such. Licensee further agrees to designate a desired priority of completion of the prelicense survey and make-ready work for each application relative to all other of its applications on file with Licensor at the same time.

                                  ARTICLE VIII

                                 MAKE-READY WORK

A)       Poles and Anchors, Guys

         1) When an application for attachment (Exhibit I, Form A-1) to a pole or anchor is submitted by Licensee, a prelicense survey will be required to determine the adequacy of the existing poles and anchors to accommodate Licensee's communications facilities. Utilization of the existing available capacity of an anchor when such utilization does not result in a reduction of the holding capacity below the level normally required by the Licensor for safety or other purposes will be permitted at the option of the Licensor and upon agreement by the Licensee to payment of the charges as specified in Appendix I.

         2) The field inspection portion of the prelicense survey, which requires the visual inspection of existing poles and anchors will be performed by a representative of the Licensor. Joint users and/or Licensee may participate in the field inspection at the option of the Licensee. The administrative processing portion of the prelicense survey, which includes the processing of the application, the preparation of the make-ready work orders, the coordination of work requirements and schedules with joint users and other attachees will be performed by the Licensor.

            a) Before the Licensor performs any portion of the prelicense survey, the Licensor will advise the Licensee in writing of the estimated charges that will apply and receive written authorization and advance payment, as provided for in Article IV, from the Licensee (Exhibit I, Form B-1). Licensee shall have ninety (90) days from receipt of Form B-1 to make the required payment and indicate its written authorization for completion of the required prelicense survey and acceptance of the resulting charges. Failure to respond in the specified period will result in cancellation of the application.

         3) Licensor reserves the right to refuse to grant a license for attachment to a pole or anchor, or utilization of an anchor, when Licensor determines that the available capacity on such pole, anchor and/or guy strand is required for its exclusive use or that of a joint user or governmental entity with pole attachment rights and that the pole or anchor may not reasonably be rearranged or replaced to accommodate Licensee's communications facilities.

         4) In the event Licensor determines that a pole and/or anchor to which Licensee desires to attach, or an anchor/guy strand which Licensee desires to utilize, is inadequate or otherwise needs rearrangement of the existing facilities thereon to accommodate the Licensee's communications facilities, Licensor will advise the Licensee in writing of the estimated make-ready charges that will apply (Form B-1).

            Licensee shall have ninety (90) days from the receipt of Form B-1 to make the required payment and indicate its written authorization for completion of the required make-ready work and acceptance of the resulting charges. Failure to respond in the specified period will result in cancellation of the applications.

         5) Make-ready work will be performed by the Licensor following receipt of the required written authorization and advance payment from the Licensee. Licensee shall pay the Licensor for all make-ready work completed in accordance with the provisions of this Agreement and Licensee shall reimburse the owners of other facilities attached to such poles and/or anchors for any expense incurred by them in transferring or rearranging their facilities to accommodate Licensee's pole attachments. Licensee shall not be entitled to any monies paid to the Licensor for pole or anchor by reason of the use by the Licensor, joint user, governmental entity or other authorized licensees of any additional capacity resulting from such replacement or rearrangement.

         6) License applications received by Licensor from two or more Licensees for attachment to the same pole, anchor, or utilization of the same anchor will be processed by Licensor in accordance with the procedures detailed in APPENDIX II.

         7) Licensee shall notify Licensor whenever it is necessary for Licensor to rearrange its existing facilities on a pole or anchor owned by another party or transfer its facilities to a replacement pole or anchor owned by another party in order to accommodate the Licensee. The cost of such rearrangement and/or transfer will be included in the make-ready work for which Licensee shall pay Licensor.

         8) Should Licensor, joint user or governmental entity having pole or anchor accommodation rights, for its own service requirements, need to attach additional facilities to any poles or anchors to which Licensee is attached or avail itself of the holding capacity of an anchor being utilized by the Licensee, Licensee will either rearrange its facilities on the pole or anchor or transfer them to a replacement pole or anchor, as determined by Licensor so that the additional facilities of Licensor, joint user or governmental entity may be accommodated. The cost of such rearrangement and/or transfer will be at the sole expense of the Licensee. If Licensee does not rearrange or transfer its communications facilities within sixty
            (60) days after receipt of written notice from Licensor requesting such rearrangement or transfer, Licensor or joint user may perform or have performed such rearrangement or transfer without liability on the part of Licensor or joint user and Licensee shall be liable for the full costs thereof.

B)       Conduit System

         1) When an application for conduit occupancy is submitted by the Licensee, a prelicense survey by the Licensor will be required to determine the availability of the conduit system to accommodate Licensee's communications facilities. Licensor will advise the Licensee in writing of the estimated charges that will apply for such prelicense survey and receive written authorization and advance payment (as provided for in Article IV) from the Licensee before undertaking such a survey (Form B-1). A representative of the Licensee may accompany the Licensor's representative on the field inspection portion of such prelicense survey. Licensee shall have ninety (90) days from receipt of Form B-1 to make the required payment and indicate its written authorization for completion of the required prelicense survey and acceptance of the resulting charges. Failure to respond in the specified period will result in cancellation of the application.

         2) License applications received by Licensor from two or more Licensees for occupancy of the same conduit system will be processed by Licensor in accordance with procedures detailed in APPENDIX II.

         3) The Licensor retains the right, in its sole judgment, to determine the availability of space in a conduit system. In any event the Licensor determines that rearrangement of the existing facilities in the conduit system is required before the Licensee's communications facilities can be accommodated, Licensor will advise the Licensee in writing of the estimated make-ready charges that will apply for such rearrangement work (Form B-1). Licensee shall have ninety (90) days from the receipt of Form B-1 to make the required payment and indicate its written authorization for completion of the required make-ready work and acceptance of the resulting charges. Failure to respond within the specified period will result in cancellation of the application.

         4) Should Licensor or any governmental entity with whom Licensor has an agreement granting such entity priority access to and/or occupancy of Licensor's conduit system need, for its own service requirements, any of the conduit capacity occupied by Licensee's communications facilities and, if Licensor advises Licensee that Licensee's communications facilities can be accommodated otherwise in Licensor's conduit system, Licensee shall be required to rearrange its communications facilities in the manner designated by the Licensor and at the expense of Licensee. If Licensee has not so rearranged its communications facilities within sixty (60) days of receipt of written notice from Licensor, Licensor may perform or have performed such rearrangement without any liability on the part of the Licensor and Licensee shall reimburse Licensor for the full costs thereof.

         5) In performing all make-ready work to accommodate Licensee's communications facilities, Licensor will endeavor to include such work in its normal work load schedule.

                                   ARTICLE IX

                    CONSTRUCTION, MAINTENANCE AND REMOVAL OF
                            COMMUNICATIONS FACILITIES

A) Licensee shall, at its own expense, construct and maintain its communications facilities on poles and/or anchors, and in conduit systems covered by this Agreement in a safe condition and in a manner reasonably acceptable to Licensor, so as not to physically conflict or electrically interfere with the facilities attached thereon or placed therein by the Licensor, joint users, or other authorized licensees.

B) Licensor shall specify the point of attachment on each pole or anchor to be occupied by Licensee's communications facilities. Where communications facilities of more than one Licensee are involved, Licensor will attempt to the extent practical, to designate the same relative position on each pole or anchor for each Licensee's communications facilities.

C) Licensee shall notify the Licensor in writing (Exhibit I, Form E) at least thirty (30) days before adding to, relocating, replacing or otherwise modifying its facilities attached to a pole and/or anchor where additional space or holding capacity may be required on either a temporary or permanent basis. Maintaining and/or modifying existing facilities and installing or removing service connections will not require prior authorization or notices.

D) The Licensee must obtain prior written authorization "Exhibit I, Form D or Form F, as applicable) from the Licensor before the Licensee shall install, remove or provide maintenance of its communication facilities in any of Licensor's conduit systems. Licensor shad not withhold or delay such authorization without good cause. Licensor retains the right to specify what, if any, work shall be performed by Licensor at Licensee's expense.

E) In each instance where Licensee's communications facilities are to be placed in Licensor's conduit system, Licensor shall designate the particular duct(s) to be occupied, the location and manner in which Licensee's communications facilities will enter and exit Licensor's conduit system and the specific location and manner of installation for any associated equipment which is permitted by Licensor to occupy the conduit system. Licensor reserves the right to exclude or limit the type, number and physical size of Licensee's communications facilities which may be placed in Licensor's conduit system; provided, however, that Licensor shall provide Licensee with a written explanation of any such exclusion or sanitation which may be imposed.

F) Licensor's manholes shall be opened only as permitted by Licensor's authorized employees or agents. Licensee shall be responsible for obtaining any necessary authorization from appropriate authorities to open manholes and conduct work operations therein. Licensee's employees, agents or contractors will be permitted to enter or work in Licensor's manholes only when an authorized employee or agent of Licensor is present or the Licensor's authorized employee or agent has determined the Licensee's work will not affect Licensor's equipment. Licensor's authorized employee or agent shall have the authority to suspend Licensee's work operations in and around Licensor's manholes if in the sole discretion of said employee or agent, any hazardous conditions arise, any unsafe practices are being followed, or the work may adversely affect Licensor's equipment by Licensee's employees, agents, or contractors. Licensee agrees to pay Licensor the charges, as determined in accordance with the terms and conditions of APPENDIX I, for having Licensor's employee or agent present when Licensee's work is being done in and around Licensor's manholes. The presence of Licensor's authorized employee or agent is to protect the Licensor's equipment and shall not relieve Licensee of its responsibility to conduct all of its work operations in and around Licensor's manholes in a safe and workmanlike manner, in accordance with the terms of this Agreement.

G) Licensee, at its expense will remove its communications facilities from poles, anchors, or portions of a conduit system within sixty (60) days after:

     1) termination of the license covering such attachment or conduit occupancy; or

     2) the date Licensee replaces its existing facilities on a pole with the placement of substitute facilities on the same pole or another pole, or replaces its existing facilities in one duct with the placement of substitute facilities in another duct.

     Licensee shall remain liable for and pay to the Licensor all fees and charges pursuant to provisions of this Agreement until all of Licensee's facilities are physically removed from such poles, anchors and portions of conduit systems.

     If Licensee fails to remove its facilities within the specified period, Licensor shall have the right to remove such facilities at Licensee's expense and without any liability on the part of the Licensor for damage to such facilities and/or without any liability for any interruption of Licensee's services.

H) In the event Licensor desires at any time to abandon any of its poles on which Licensee has a licensed attachment and is the only attachee, Licensor shall give Licensee notice in writing to that effect at least sixty (60) days prior to the date on which Licensor intends to abandon such pole. At the expiration of said period any license previously issued to Licensee by Licensor will automatically terminate, and:

     1)  If no attachments remain on such pole, it shall be removed by Licensor;
         or

     2) If the Licensor shall have no attachments on such pole but the Licensee does, Licensor may, without liability, remove Licensee's attachments from such pole and remove the poles unless:

         a) Licensee presents to Licensor, for its files, a certified copy of Licensee's recorded right-of-way to the land surrounding the pole in question, or

         b) Licensee presents to Licensor, for its files, a copy of the right-of-way permit issued by the controlling governmental organization, and

         c) Licensee accepts from Licensor and pays a bill for purchase of the pole in question at a price determined by the Licensor.

     3) If (a) or (b) and (c) above are complied with, then, Licensor shall transfer ownership of such pole to Licensee, and Licensee shall thereafter save harmless the Licensor from all obligations, liability, damages, costs, expenses, or charges incurred because of, or arising out of, the presence or condition of such pole or any attachments thereto.

I) In the event Licensor desires at any time to abandon any of its poles on which a joint user has an attachment and on which Licensee has a licensed attachment, Licensor shall give both parties sixty (60) days notice in writing of such intent, unless the Joint Use Agreement applicable thereto requires a longer period of notice to the joint user, who shall be given the notice according to the said Agreement's terms. At the expiration of said notification period, any license previously issued by the Licensor to the Licensee shall automatically terminate, and:

     1)  If no attachments remain on such pole, it shall be removed by Licensor;
         or

     2) If the Licensor shall have not attachments on such pole but the joint user and Licensee do, Licensor will transfer ownership of said pole to the joint user in the manner described in the Joint Use Agreement without further liability to the Licensor; or

     3) If the Licensor shall have not attachments on such pole and the joint user shall have no attachments on such pole but the Licensee does, Licensor may, without liability, remove the pole unless the conditions in H), 2) a) or b) and c) above are met.

J) When Licensee's communications facilities are removed from a pole, anchor or conduit system, no reattachment to the same pole or anchor or replacement in the same portion of a conduit system shall be made until:

     1) The Licensee has first complied with all of the provisions of the Agreement as though no such pole or anchor attachment or conduit occupancy had previously been made, and

     2) All outstanding charges due Licensor for such previous attachment and/or occupancy have been paid in full.

K) Licensee shall advise Licensor in writing at to the date on which the removal of its communications facilities from each pole, anchor, and/or portion of conduit system has been completed.

                                    ARTICLE X

                             TERMINATION OF LICENSES


A) Any license issued under this Agreement shall automatically terminate when Licensee ceases to have authority to construct and operate its communications facilities on public or private property at the location of the particular pole, anchor or portion of conduit system covered by the license; provided, however, that Licensee shall have the right to contest any notice of termination of authority from any governmental authority or property owner and, in such event, the license covering the use of such pole, anchor, guy strand or portion of conduit system shall remain in effect until such time as Licensee's appeal process is exhausted or the right to use such pole, anchor, guy strand or portion of conduit systems has been reinstated. Licensee agrees to indemnify, defend and save harmless Licensor from and against any legal action or any cost resulting from such legal action brought against it as a result of Licensee's actions in connection with the exercise of its rights under this Article X(A).

B) Licensee may at any time terminate its license with respect to the attachment to a pole or anchor or occupancy of a portion of conduit system and remove its communications facilities by giving Licensor written notice of such intention (Exhibit I, Forms E & F). Once Licensee's communications facilities have been removed they shall not be reattached to such pole or anchor or occupy the same portion of a conduit system until Licensee has complied with all provisions of this Agreement as though no previous license had been issued.

                                   ARTICLE XI

               INSPECTION OF LICENSEE'S COMMUNICATIONS FACILITIES

A) Licensor reserves the right to make periodic inspections of any part of Licensee's communications facilities attached to Licensor's poles, anchors, or occupying Licensor's conduit system, and Licensee shall reimburse Licensor for the expense of such inspections as specified in APPENDIX I; provided, however, that Licensee shall have the right to have one or more of its employees or representatives present during the time of any such inspection.

B) The frequency and extent of such inspection by Licensor will depend upon Licensee's performance in relation to the requirements of ARTICLES V, VII and IX herein.

C) Licensor will give Licensee advance written notice of such inspections, except in those instances where, in a sole judgment of Licensor, safety considerations justify the need for such an inspection without the delay of waiting until a written notice has been forwarded to Licensee.

D) The making of periodic inspections or the failure to do so shall not operate to impose upon Licensor any liability of any kind whatsoever nor relieve Licensee of any responsibility, obligations or liability assumed under this Agreement.

                                   ARTICLE XII

               UNAUTHORIZED ATTACHMENT, UTILIZATION, OR OCCUPANCY

A) If any of Licensee's communications facilities shall be found attached to poles, anchors, or occupying conduit systems for which no license is outstanding, Licensor, without prejudice to its other rights or remedies under this Agreement including termination of licenses may impose a charge and require Licensee to submit in writing, within fifteen (15) days after receipt of written notification from Licensor of the unauthorized attachment, or conduit occupancy, a pole or anchor attachment, or conduit occupancy license application. If such application is not received by the Licensor within the specified time period, Licensee may be required at Licensor's option to remove its unauthorized attachment or occupancy within sixty (60) days of the final date of submitting the required application, or Licensor may at Licensor's option remove Licensee's facilities without liability, and the expense of such removal shall be borne by Licensee.

B) For the purpose of determining the applicable charge, any unauthorized pole or anchor attachment, or conduit system occupancy shall be treated as having existed for a period of two (2) years prior to its discovery or from the time of the last inspection date or for the period beginning with the effective date of this License Agreement, whichever period shall be the shorter.

     The fees and charges, as specified in APPENDIX I, shall be due and payable forthwith whether or not Licensee is permitted to continue the pole or anchor attachment or conduit occupancy.

C) No act or failure to act by Licensor with regard to said unlicensed used shall be deemed as a ratification of the unlicensed use; and if any license should be subsequently issued, said license shall not operate retroactively or constitute a waiver by Licensor of any of its rights or privileges under this Agreement or otherwise; provided, however, that Licensee shall be subject to all liabilities, obligations and responsibilities of this Agreement in regards to said unauthorized use from its inception.

                                  ARTICLE XIII

                                SECURITY INTEREST

Should Licensor under any applicable Article of this Agreement remove Licensee's facilities from the poles, anchors, or conduit systems covered by this Agreement, Licensor will deliver to Licensee the facilities so removed upon payment by Licensee of the cost of removal, storage and delivery, and all other amounts due Licensor. At any time, Licensee, upon request of Licensor, shall grant Licensor a first priority chattel mortgage, or other security interest in all of Licensee's communications facilities now or hereafter attached to poles, anchors, or placed in conduit systems pursuant to this Agreement, and licensee agrees to perform all acts necessary to perfect Licensor's chattel mortgage or other security interest under the terms of each state's law. If the terms of Licensee's loan agreements and debentures preclude the grant of liens or security interests to Licensor, Licensee shall grant to Licensor, any time, upon Licensor's request, other permissible assurance of security for performance satisfactory to Licensor to cover any such aforementioned amounts due Licensor. Nothing in this Article shall operate to prevent Licensor from pursuing, at its option, any other remedies under this Agreement or in law or equity, including public or private sale of facilities under security interest or lien.

                                   ARTICLE XIV

                              LIABILITY AND DAMAGES

A) Licensor shall exercise precaution to avoid damaging the communications facilities of the Licensee and shall make an immediate report to the Licensee of the occurrence of any such damage caused by its employees, agents or contractors. Licensor agrees to reimburse the Licensee for all reasonable costs incurred by the Licensee for the physical repair of such facilities damaged by the negligence of Licensor, its employees, agents, contractors, subcontractors or invites. However, Licensor shall not be liable to Licensee for any interruption of Licensee's service or for interference with the operation of Licensee's communications facilities, or for any special, indirect, or consequential damages arising in any manner, including Licensor's negligence, out of the use of poles, anchors, or conduit systems or Licensor's actions or omissions in regard thereto and Licensee shall indemnify and save harmless Licensor from and against any and all claims, demands, causes of action, costs and reasonable attorneys' fees with respect to such special, indirect or consequential damages.

B) Licensee shall exercise precaution to avoid damaging the facilities of Licensor and of others attached to poles, anchors, or occupying a conduit system and shall make an immediate report to the Owner of the occurrence of any such damage caused by Licensee's employees, agents or contractors. Licensee agrees to reimburse the Licensor for all reasonable costs incurred by the Licensor for the physical repair of such facilities damaged by the negligence of Licensee.

C) Licensee shall indemnify, protect and save harmless the Licensor, its directors, officers, employees and agents, Licensor's other licensees, and joint users from and against any and all claims, demands, causes of action, damages and costs, including reasonable attorney's fees through appeals incurred by the Licensor, the Licensor's other licensees and joint users as a result of acts by the Licensee, its employees, agents or contractors, including but not limited to the cost of relocating poles, anchors, guys, or conduit system resulting from a loss of right-of-way or property owner consents and/or the cost of defending those rights and/or consents.

D) The Licensee shall indemnify, protect and save harmless the Licensor, its directors, officers, employees and agents, Licensor's other licensees, and joint users from and against any and all claims, demands, causes of actions and costs, including reasonable attorney's fees, through appeals for damages to property and injury or death to persons, including but not limited to payments under any Worker's Compensation Law or under any plan for employee's disability and death benefits, caused by, arising from, incident to, connected with or growing out of the erection, rearrangement, maintenance, presence, use or removal of Licensee's facilities, or by their proximity to the facilities of all parties attached to a pole, anchor and/or guy, or placed in a conduit system, or by any act or omission of the Licensee's employees, agents or contractors in the vicinity of the Licensor's poles, anchors, guys or conduit system.

E) The Licensee shall indemnify, protect and save harmless Licensor, its directors, officers, employees, and agents, Licensor's other licensees, and joint users from any and all claims, demands, causes of action and costs, including attorneys' fees through appeals, which arise directly or indirectly from the construction and operation of Licensee's facilities, including but not limited to taxes, special charges by others, claims and demands for damages or loss from infringement of copyrights, for libel and slander, for unauthorized use of television or radio broadcast programs and other program material and from and against all claims, demands and costs, including attorney's fees through appeals for infringement of patents with respect to the construction, maintenance, use and operation of Licensee's facilities in combination with poles, anchors, conduit systems or otherwise.

F) Licensee shall promptly advise the Licensor of all claims relating to damage of property or injury to or death of persons, arising or alleged to have arisen in any manner, directly or indirectly, by the erection, maintenance, repair, replacement, presume, use or removal of the Licensee's facilities. Licensee shall promptly notify Licensor in writing of any suits or causes of action which may involve Licensor and, upon the request of Licensor, copies of all relevant accident reports and statement made to Licensee's insurer by Licensee or others shall be furnished promptly to Licensor.

                                   ARTICLE XV

                                    INSURANCE

A) Licensee shall obtain and maintain insurance, including endorsements insuring the contractural liability and indemnification provisions of this Agreement, issued by an insurance carrier reasonably satisfactory to Licensor to protect the Licensor, other authorized Licensees, and joint users from and against all claims demands, causes of action, judgments, costs, including reasonable attorneys' fees, expenses and liabilities of every kind and nature which may arise or result, directly or indirectly from or by reason of such loss, injury or damage as covered in this Agreement including ARTICLE XIV preceding.

B)   The amounts of such insurance:

     1) against liability due to damage to property shall be not less than $300,000 as to any one occurrence and $500,000 aggregate, and

     2) against liability due to injury or death of persons shall be not less than $500,000 as to any one person and $1,000,000 as to any one occurrence, with an annual aggregate limit of not less than $10,000,000.

C) Licensee shall submit to Licensor certificates by each company insuring Licensee with respect to any insurance required hereunder, such certificate(s) to specify the coverage provided and that such company will not cancel or change any such policy of insurance issued to Licensee except after sixty (60) days written notice to Licensor.

D) Licensee shall also carry such insurance as will protect it from all claims under any Worker's Compensation Law in effect that may be applicable to it as a result of work performed pursuant to this Agreement.

E) All insurance required in accordance with B) and C) preceding must be effective before Licensor will authorize attachment to a pole and/or anchor, or occupancy of a conduit system and shall remain in force until such Licensee's facilities have been removed from all such poles, anchors, or conduit system. In the event that the Licensee shall fail to maintain the required insurance coverage, Licensor may pay any premium thereon falling due, and the Licensee shall forthwith reimburse the Licensor for any such premium paid.

                                   ARTICLE XVI

                           AUTHORIZATION NOT EXCLUSIVE

     Nothing herein contained shall be construed as a grant of any exclusive authorization, right or privilege to Licensee. Licensor shall have the right to grant, renew and extend rights and privileges to others not parties to this Agreement, by contract or otherwise, to use any pole, anchor, or conduit system covered by this Agreement and Licensee's rights hereunder.


                                  ARTICLE XVII

                              ASSIGNMENT OF RIGHTS

A) Licensee shall not assign or transfer this Agreement or any license or any authorization granted under this Agreement, and this Agreement shall not inure to the benefit of Licensee's successors or assigns, without the prior written consent of Licensor. Licensor shall not unreasonably withhold such consent.

B) In the event such consent or consents are granted by Licensor, then the provisions of this Agreement shall apply to and bind the successors and assigns of the Licensee.


                                  ARTICLE XVIII

                               FAILURE TO ENFORCE

     Failure of Licensor to enforce or insist upon compliance with any of the terms or conditions of this Agreement or to give notice or declare this Agreement or any authorization granted hereunder terminated shall not constitute a general waiver or relinquishment of any term or condition of this Agreement, but the same shall be and remain at all times in full force and effect.

                                   ARTICLE XIX

                            TERMINATION OF AGREEMENT

A) Subject to provisions of Article XVII hereof, should Licensee cease to provide its communications services in the area covered by this Agreement, then all of Licensee's rights, privileges and authorizations under this Agreement, including all licenses issued hereunder, shall automatically terminate as of the date following the final day that such communications services are provided.

B) Licensor shall have the right to forthwith terminate this entire Agreement or any license issued hereunder whenever Licensee is in default of any term of this Agreement, including, but not limited to, the following conditions:

     1) If Licensee's communications facilities are used or maintained in violation of any law or in aid of any unlawful act or undertaking; or

     2) If Licensee attaches to any poles and/or anchors or occupies any portion of a conduit system without having first been issued a license therefore subject to the terms of Article XII hereinabove; or

     3) If any authorization which may be required of the Licensee by any governmental or private authority for the construction, operation, and maintenance of the Licensee's communications facilities is denied or revoked and Licensee has failed to comply with the provisions of
          Article VI(B) hereinabove; or

     4) If the insurance carrier shall at any time notify Licensor or Licensee that the policy or policies of insurance, required under ARTICLE XV hereof, will be canceled or changed and Licensee has not obtained substitute adequate coverage within the time periods specified herein, and if in the sole judgment of Licensor the requirements of ARTICLE XV will no longer be satisfied, this Agreement shall terminate upon the effective date of such cancellation or change.

C) Licensor will promptly notify the Licensee in writing of any condition(s) applicable to B) above. Licensee shall take immediate corrective action to eliminate any such condition(s) and shall confirm in writing to Licensor within thirty (30) days following receipt of such written notice that the cited condition(s) has (have) ceased or been corrected. If Licensee fails to discontinue or correct such conditions and fails to give the required confirmation, Licensor may immediately terminate this Agreement.

D) In the event of termination of this Agreement or any of Licensee's rights, privileges or authorizations hereunder, Licensee shall remove its communications facilities from Licensor's poles, anchors and conduit system within six months from the date of termination; provided, however, that Licensee shall be liable for and pay all fees and charges pursuant to terms of this Agreement to Licensor until Licensee's communications facilities are actually removed from Licensor's poles, anchors and conduit system.

                                                                      Appendix I
                                                                    Page 25 of 4

E) If Licensee does not remove its communications facilities from Licensor's poles, anchors and conduit system within the applicable time periods specified in this Agreement, Licensor shall have the right to remove them at the expense of Licensee and without any liability on the part of Licensor to Licensee therefore.

F) In the event any of the arrangements, fees and charges provided for under this Agreement are hereafter offered under tariff filed by Licensor and in effect with a regulatory commission, this Agreement with respect to those arrangements, fees and charges shall terminate and shall be superseded by said tariff. Said termination is to become effective on the day when said tariff becomes effective.

                                   ARTICLE XX

                                TERM OF AGREEMENT

A) Unless sooner terminated as herein provided, this Agreement shall continue in effect for a term of one (1) year from the date hereof and thereafter from year to year until either party hereto terminates this Agreement by giving the other party at least one hundred eighty (180) days prior written notice thereof. Such one hundred eighty (180) days notice of termination may be given to take effect at the end of the original one (1) year period or any time thereafter.

B) Termination of this Agreement or any licenses issued hereunder shall not affect Licensee's liabilities and obligations incurred hereunder prior to the effective date of such termination.


                                   ARTICLE XXI

                                     NOTICES

All written notices required under this Agreement shall be given by posting the same certified mail, return receipt requested, to Licensee as follows:



     (Name)                           Mr. Preston Lammert
     (Title)                          General Manager
     (Company)                        American Cable Company
     (Address)                        5636 E. Whitesville Road
     (City, State, and                Columbus GA 31904
     Zip Code) with a copy to:

and to Licensor as follows:

     (Name)                           License Agreement Coordinator
     (Title)                          BellSouth Telecommunications, Inc. d/b/a
     (Company)                        Southern Bell Telephone and Telegraph
                                      Company
     (Address)                        261- 100 Perimeter Center Place
     (City, State,                    Atlanta GA 30346
     and Zip Code)
     (Telephone)                      (404) 391-5760

or to such address as the party hereto may from time to time specify in writing by like notice.


                                   Proprietary

The information contained herein should not be disclosed to unauthorized persons. It is meant for the use of the parties contracting herein in connection with performance under this agreement.

                                  ARTICLE XXII

                      SUPERSEDURE OF PREVIOUS AGREEMENT(S)

         This Agreement supersedes all previous agreements, whether written or oral, between Licensor and Licensee for attachment and maintenance of Licensee's communications facilities on poles, anchors and in conduit systems within the geographical area covered by this Agreement; and there are no other provisions, terms or conditions to this Agreement except as expressed herein. All currently effective licenses heretofore granted pursuant to such previous agreements shall be subject to the terms and conditions of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement in duplicate on the day and year first above written.

                       BellSouth Telecommunications, Inc.

                                    Licensor



/s/ Sherri Ellis                By:  /s/ D.L. Strohmeyer
-----------------------              ----------------------------------
Witness                                               Signature



/s/ Doris Whitehead             Its:  Vice President/Network Operations/Central
-----------------------              ----------------------------------
Witness                                              Title
                                                     ATTEST: /s/ Lynn W. Jarvis
                                                            ------------------
                                                            Assistant Secretary


                             American Cable Company

                                    Licensee



/s/ [ILLEGIBLE SIGNATURE]       By:  /s/ Preston L. Lammert
-------------------------            ----------------------------------
Witness                                               Signature



/s/ Fred L. Bush, Jr.           Its:                  General Manger
-------------------------            ----------------------------------
Witness                                               Title



                                   Proprietary

The information contained herein should not be disclosed to unauthorized persons. It is meant for the use of the parties contracting herein in connection with performance under this agreement.

                                   APPENDIX I



                          SCHEDULE OF FEES AND CHARGES

                   ***INFORMATION IN THIS APPENDIX HAS BEEN
                   OMITTED PURSUANT TO A REQUEST FOR
                   CONFIDENTIAL TREATMENT.  THE OMITTED
                   PORTIONS HAVE BEEN FILED SEPARATELY WITH
                   THE SECURITIES AND EXCHANGE
                   COMMISSION.***

                                                                      Appendix I
                                                                     Page 2 of 4


                                   APPENDIX I

                          SCHEDULE OF FEES AND CHARGES


THIS APPENDIX I, effective as of 01/01/95, is an integral part of the License Agreement between BellSouth Telecommunications, Inc. (Licensor) and American Cable Company (Licensee), dated 07/28/93 and contains the fees and charges governing the use of Licensor's poles, anchors, and conduit systems by licensee's communications facilities.

A)   Attachment, Utilization, and Occupancy Fees

     1)  General

         a) Attachment, utilization, and occupancy fees commence on the first day of the calendar month following the date the License is issued for such attachment, utilization or occupancy. Such fees cease as of the final day of the calendar month preceding the month in which the attachment or occupancy is physically removed or the utilization is discontinued.

         b) A one month minimum charge is applicable for all attachment, utilization and occupancy accommodations.

         c) Fees shall be payable semi-annually in advance on the first day of January and July.

         d) The total attachment and occupancy fees due hereunder, shall be based upon the number of poles, anchors, guy strands and duct feet of conduit for which licenses have been issued before the first day of June and the first day of December each year. Each semi-annual payment shall include a proration of the monthly attachment, utilization and occupancy charges applicable for attachments, utilizations or occupancy initially authorized by the Licensor during the preceding six (6) month period.

         e) In the event any of the arrangements, fees and charges provided for under this Agreement are hereafter offered under tariff filed by Licensor and in effect with a regulatory commission, this Agreement with respect to those arrangements, fees and charges shall terminate and shall be superseded by said tariff. Said termination is to become effective on the day preceding the day when said tariff becomes effective.

                                                                     Appendix I
                                                                    Page 3 of 4


2)   Fees

     Licensee shall pay to Licensor the following fees:

     Pole and/or Anchor Accommodations
                                                       Annual Fee

     Per pole attached                                 [____]


     Conduit Occupancy Accommodations
                                                       Annual Fee

      Per foot of duct occupied                        [____]


i) For the purpose of determining the duct feet chargeable, the duct considered occupied shall be measured from the center to center of adjacent manholes, or center of manhole to the end of a duct not terminated in a manhole.

ii) When inner duct is utilized, the occupancy fee will be prorated based on the number of inner ducts placed in the duct. (Example: Occupancy of one inner duct in a duct containing three inner ducts will be charged at one-third the normal duct fee.) Licensee shall pay the entire cost incurred by Licensor in providing the inner duct.

iii) The above rates are not applicable for crossing of any navigable waterway. Rates for navigable waterway crossings will be calculated on an individual case basis.

                                                                     Appendix I
                                                                    Page 4 of 4


B)  Charges

    1)   Computation

         Charges for all work performed by the Licensor or by its authorized representative in connection with the furnishing of pole, anchor, and conduit system accommodations as covered by this Agreement shall be based on the full cost, plus [___] of such amount, to the Licensor for performance for such work. Such charges will apply for, but not be limited to, prelicense survey, make-ready work, inspection and removal of Licensee's communications facilities and supervision, at the option of the Licensor, of Licensee performed work in and around the immediate vicinity of a conduit system or pole.

    2)   Pole and/or Anchor Replacements

         The charge for replacement of a pole, or anchor required to accommodate Licensee's communications facilities, in accordance with ARTICLE VIII,
         A) 7) shall be based on Licensor's fully installed costs less salvage value, if any.

C)  Payment Date

         Failure to pay all fees and charges within thirty (30) days after presentment of the bill therefor or on the specified payment date, whichever is later, shall constitute a default of this Agreement.


AMERICAN CABLE COMPANY                 BELLSOUTH TELECOMMUNICATIONS
                                       d/b/a/ SOUTHERN BELL TELEPHONE AND
                                       TELEGRAPH COMPANY

BY:      /s/ Butch Lammert             BY:      /s/ WR McNair
   -----------------------                      -------------------------------

ITS:   General Manager                 ITS:     VICE PRESIDENT-NETWORK
   -----------------------                      OPERATIONS-NORTH

Attest:              (Seal)            Attest:  /s/ Lynn W. Jarvis       (Seal)
   -----------------------                      -------------------------------

Witness:                               Witness: /s/ Doris F. Malone
   -----------------------                      -------------------------------

                                   APPENDIX II


                            PROCEDURE FOR PROCESSING
                          MULTIPLE POLE and/or CONDUIT
                         OCCUPANCY LICENSE APPLICATIONS

                                                                     Appendix II
                                                                     Page 2 of 5


                                   APPENDIX II

                            PROCEDURE FOR PROCESSING
                          MULTIPLE POLE and/or CONDUIT
                         OCCUPANCY LICENSE APPLICATIONS

         THIS APPENDIX II, effective as of the 1st day of January, 1994, is an integral part of the License Agreement between BellSouth Telecommunications, Inc. (Licensor) and American Cable Company (Licensee), dated January 1, 1994 and contains the procedure for processing multiple license applications.

A)  MULTIPLE APPLICANTS

    Applications received from multiple applicants for the same pole, anchor or conduit system will be classified as follows:

    1)   SIMULTANEOUS - received by the Licensor on the same business day.

    2)   NON-SIMULTANEOUS - received by the Licensor on different business days.

B)  PROCESSING

    1) SIMULTANEOUS APPLICATIONS - Processing of simultaneous applications will be done concurrently. Authorization for attachment, utilization or occupancy will be granted simultaneously to all multiple applicants involved.

    2) NON-SIMULTANEOUS APPLICATIONS - Initial applicant will be offered the following options in writing immediately following receipt, by the Licensor, of an application(s). Copies of such written notification to the initial applicant will be sent to the additional applicant(s).

         OPTION 1 - Application(s) of the initial applicant will be processed on the basis that there is no application on file from another applicant for the same pole, anchor or conduit system.

         OPTION 2 - Application(s) of initial applicant and additional applicant(s) will be processed in accordance with B) 1) preceding.

                                                                    Appendix II
                                                                    Page 3 of 5


    3)    INITIAL APPLICANT

          All work in progress on application(s) filed by an initial applicant win be suspended by the Licensor from the date of its written notification as required in 2) preceding until the initial applicant notifies the Licensor, in writing, of the Option it elects. Such written notification by the initial applicant will be required no later than twenty (20) days following its receipt of the aforementioned notification from the Licensor; otherwise the Licensor will deem the initial applicant to have elected Option 1. Licensor will notify the additional applicant(s), in writing, of the Option elected by the initial applicant.

    4)    ADDITIONAL APPLICANT(S)

          Option 2 will be subject to acceptance by all multiple applicants involved. The additional applicant(s) will have ten (10) days from receipt of written notification from the Licensor advising that the initial applicant has selected Option 2, to accept or reject by written notification to the Licensor the conditions applicable to simultaneous attachment, utilization or occupancy; otherwise the Licensor will deem the additional applicant(a) to have rejected acceptance to treatment as simultaneous applicants.

C)   CONDITIONS APPLICABLE TO SIMULTANEOUS APPLICATIONS:

    1)    FIELD INSPECTION

          The field inspection will be performed by a representative of the Licensor.

    2)    MAKE-READY WORK

          Multiple applicants must develop a mutually agreeable order of pole, anchor or conduit system availability and overall make-ready work completion schedule.

          a) When multiple applicants cannot reach such mutual agreement within fifteen (15) days from receipt of written notification from the Licensor of the estimated charges for the required make-ready work, the Licensor may at its option offer as an alternative to complete the total make-ready work required for all multiple applicants before simultaneously granting attachment, utilization or occupancy authorization for all multiple applications involved.

          b) Any multiple applicant who fails to agree to the alternative arrangement will be considered by the Licensor to have canceled its application(s) relative to the poles, anchors, or conduit systems involved on pending applications of another applicant(s).

    3)    COSTS

          Each multiple applicant will be charged an equal share of the total actual make-ready costs incurred by the Licensor to accommodate simultaneous attachment or occupancy by the multiple applicants.

                                                                    Appendix II
                                                                    Page 4 of 5


D)  CONDITIONS APPLICABLE TO NON-SIMULTANEOUS APPLICATIONS

    1)  FIELD INSPECTION

        Field inspections will be performed by a representative of the Licensor.

    2)  PRE-LICENSE SURVEY COSTS

        Each multiple applicant will be charged the applicable pre-license survey costs incurred by the Licensor relative to a determination of the make-ready work required to accommodate attachment, utilization or occupancy of the individual applicant's communications facilities on a non-simultaneous basis.

    3)  MAKE-READY COMPLETION SCHEDULE

        The date of receipt (earliest taking precedence) by the Licensor of applications filed in accordance with Article VII B will determine the priority of make-ready work completion by the Licensor. Any change in priority of pole, anchor or conduit availability will require an appropriate change in make-ready work completion of the application(s) involved and be subject to the Licensor's ability to accommodate the specific change(s) required in its established work schedule.

    4)  MAKE-READY WORK COSTS

        Make-ready work costs will be allocated as follows:

        a) The initial applicant will be charged the total cost incurred by the Licensor to accommodate the attachment, utilization or occupancy of the initial applicant's communications facilities on poles, anchors or in conduits on a non-simultaneous basis.

        b) The additional applicant(s) will be charged the total cost incurred by the Licensor to accommodate the attachment, utilization or occupancy of the additional applicant's communications facilities on poles, anchors or in conduits for which prior attachment, utilization or occupancy authorization has been granted to another applicant.

E)  PRE-LICENSE SURVEY COMPLETION - LICENSOR

    In performing all field inspections and associated administrative processing for which it may be responsible, the Licensor will endeavor to include such work in its normal work load schedule.

                                                                    Appendix II
                                                                    Page 5 of 5


F)  CHANGES IN APPENDIX

    This Appendix may be changed in whole or in part at any time during the term of this Agreement at the sole option of the Licensor upon the giving of not less than sixty (60) days written notice thereof to the Licensee and to substitute in place thereof such other provisions as the Licensor may deem necessary as relative to multiple attachments to poles and anchors or conduit occupancy of the Licensor.



AMERICAN CABLE COMPANY                  BELLSOUTH TELECOMMUNICATIONS, INC.

     Name of Licensee                         Name of Licensor


By:  /s/ Preston L. Lammert       By:     /s/ D.L. Strohmeyer
    ----------------------------     ------------------------------------------
     Signature                                Signature

Its: General Manager              Its:Vice President/Network Operations/Central
    ----------------------------      -----------------------------------------
     Title                                    Title

Witness:/s/[ILLEGIBLE SIGNATURE]  Witness:      /s/ Sherri Ellis
        ------------------------          -------------------------------------

Witness:/s/Fred L. Bush, Jr.      Witness:     /s/ Doris Whitehead
        ------------------------          -------------------------------------
                                         ATTEST:     /s/ Lynn W. Jarvis
                                                -------------------------------
                                                     Assistant Secretary






                                   Proprietary

The information contained herein should not be disclosed to unauthorized persons. It is meant for the use of the parties contracting herein in connection with performance under this agreement.

                                    EXHIBIT I


                        ADMINISTRATIVE FORMS AND NOTICES

                                                                       Exhibit I
                                                                    Page 2 of 17


                                    EXHIBIT I

                        ADMINISTRATIVE FORMS AND NOTICES

    THIS EXHIBIT I, effective as of the 1st day of January 1994, is an integral part of the License Agreement between BellSouth Telecommunications, Inc. (Licensor), and American Cable Company (Licensee), dated January 1st, contains the administrative forms governing the use of Licensor's poles, anchors and conduit system for Licensee's communications facilities.

                          INDEX OF ADMINISTRATIVE FORMS

Application and Pole Attachment License                                  A-1

Pole and Anchor Details                                                  A-2

Pole Survey Form                                                         A-3

Authorization for Prelicense Survey and/or
     Make-Ready Work                                                     B-1

Itemized Estimate - Pole and Anchor Make-Ready
     Work Charges                                                        C-1

Itemized Estimate - Conduit Make-Ready Work and
     Charges                                                             C-2

Summary Estimate - Pole Attachment/Conduit Occupancy                     C-3

Application and Conduit Occupancy License                                D-1

Conduit System Diagram                                                   D-2

Cable to Occupy Conduit                                                  D-3

Equipment Housings to be Placed in Manholes                              D-4

Notification of Surrender or Modification of Pole
     Attachment License by Licensee                                      E

Notification of Surrender or Modification of Conduit
     Occupancy License by Licensee                                       F

                                                                       Exhibit I
                                                                    Page 3 of 17
Form A1
1 of 2

                     APPLICATION AND POLE ATTACHMENT LICENSE




                                       -----------------------------
                                       Name of Licensee

                                       -----------------------------
                                       Street Address

                                       -----------------------------
                                       City and State

                                       -----------------------------
                                       Date

Addressee determined by contract type



         In accordance with the terms and conditions of the License Agreement between us, dated _______________, 19__, application is hereby made for a non-exclusive license to attach communications facilities to _____ poles and _____ anchors as indicated on the attached sketch and Form A-2. This request will be designated:

POLE ATTACHMENT (P.A.) Application No. P.A. _______________ (1), located
____________________________

         Licensee hereby requests Licensor to provide an estimate of the cost to complete the required pre-licensing survey work. Such estimate does not bind the Licensee to acceptance of Licensor's completion of the Field Inspection portion of the prelicense survey.

Please initiate a Form B-1 for this application.

                                       By:
                                           --------------------------------
                                            Signature of authorized person

                                       Its:
                                           --------------------------------
                                            Title of authorized person

                                       Tel. No.
                                               ----------------------------

(1) Individual applications to be numbered in sequential ascending order by Licensee for each License Agreement. Licensor will process applications in sequential ascending order according to the application numbers assigned by the Licensee.

                                                                     Exhibit I
                                                                  Page 4 of 17

Form A1
2 of 2

               Application and Pole Attachment License (continued)


The above referenced License __________ is hereby granted to attach the communications facilities described in this application to ______ poles and _____ anchors as indicated on the attached Form A -- 2. BellSouth
Telecommunications, Inc. authorization _____________ has been assigned to this request. A copy of form(s) is/are attached for your files.



                                       By:
                                          ---------------------------


                                       Tel. No.
                                               ----------------------


                                       Date:
                                            -------------------------

                                                                     Exhibit I
                                                                  Page 5 of 17


Form A-2



---------------------------------
(Licensee)




---------------------------------                   ---------------------------
(Pole Attachment Application No.)                             (Area) (1)


                       POLE, ANCHOR, & GUY STRAND DETAILS

-------------------------------------------------------------------------------
                       LICENSEE (2)                           LICENSOR     (3)
-------------------------------------------------------------------------------
Pole #                      Make-    Anchor   A/GS    Attach-  License  License
 (4)         Location (5)   Ready     Use      Use    ments     No.      Date
                           Req'd (6)  (7)      (8)     (9)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
1
------------------------------------------------------------------------------
2
------------------------------------------------------------------------------
3
------------------------------------------------------------------------------
4
------------------------------------------------------------------------------
5
------------------------------------------------------------------------------
6
------------------------------------------------------------------------------
7
------------------------------------------------------------------------------
8
------------------------------------------------------------------------------
9
------------------------------------------------------------------------------
10
------------------------------------------------------------------------------
11
------------------------------------------------------------------------------
12
------------------------------------------------------------------------------
13
------------------------------------------------------------------------------

                                                                     Exhibit I
                                                                  Page 6 of 17


                         [POLE SURVEY FORM APPEARS HERE]

Form B-1                                                              Exhibit I
Page 1 of 2                                                        Page 7 of 17


                                  Authorization
                                       for
                    Pre-License Survey and/or Make Ready Work

----------------------            Licensor mailing address:
Licensee
                                  Operations Manager, Network

                                  ----------------------------

                                  ----------------------------


The following is a summary of the estimated charges for:

/ /   Pole attachment           Application Number      P.A.-
                                                             -------------

/ /   Conduit Occupancy         Application Number      C.O.-
                                                             -------------

Location:
          ----------------------------------------------------------------

Pre-License Survey:

                                       Hours    Rate/Hour   + %   Total
                                       -----    ---------   ---   -----
Pole

     Field Inspection (if req'd)
                                       -----    ---------   ---   -----
         * Summary Estimate
                                       -----    ---------   ---   -----
         * Itemized Estimate
                                       -----    ---------   ---   -----
         *Includes administrative processing

Conduit

Field Inspection (if req'd)
                                       -----    ---------   ---   -----
         ** Summary Estimate
                                       -----    ---------   ---   -----
         ** Itemized Estimate
                                       -----    ---------   ---   -----
         ** Includes field inspection and administrative processing

If you wish us to complete the required survey work, please forward a check in the amount of $------- for a summary estimate or $------- for an itemized estimate.

If you have chosen to conduct the field inspection portion of the pole survey, you may proceed with the inspection. Afterwards, forward inspection details to us upon your completion of the inspection along with a check in the amount of $------- for a summary estimate or $------- for an itemized estimate.

Upon completion of this work, the above estimate will be adjusted to reflect the actual costs incurred.


--------------------------                  ----------------
Operations Manager                          Date

Form B-1                                                              Exhibit I
Page 2 of 2                                                        Page 8 of 17


                                  Authorization
                                       for
                    Pre-License Survey and/or Make-Ready Work


Attached is a check in the amount of $----------- for the following:

     / /  Pre-license survey

     / /  Summary estimate

     / /  Itemized estimate

You are hereby authorized to proceed with the work necessary to furnish us a make-ready cost estimate.


     / /  Pre-license field survey prepared by licensee is attached


                                       ----------------------------------
                                       Authorized Licensee Representative


                                       ----------------------------------
                                       Date

The attached form(s) ------------ indicate(s) the total estimated cost for the above referenced make-ready work.

Should you desire to have this make-ready work accomplished, please forward a check to this office in the amount of $----------. Upon completion of this work, the above estimated amount will be adjusted to reflect the actual costs incurred.


     / /  No make-ready work required


                                       ----------------------------------
                                       Operations Manager


                                       ----------------------------------
                                       Date

Attached is a check in the amount of $--------- for the above referenced make-ready work. Please proceed with the work.


                                       ----------------------------------
                                       Authorized Licensee Representative


                                       ----------------------------------
                                       Date


BellSouth make-ready work completed -------------.

Form C - 1                                                            EXHIBIT I
                                                                   PAGE 9 OF 17
                                ITEMIZED ESTIMATE
                         POLE, ANCHOR, ANCHOR/GUY STRAND
                           MAKE-READY WORK AND CHARGES


------------------------                                                       -------------------------------------
     (Licensee)                                                                (Date Prepared)

------------------------                                                       -------------------------------------
     (Area)                                                                    (Custom Work Order No.)

------------------------                                                       -------------------------------------
     (P.A. Applic. No.)                                                        (Exchange or Wire Center)

     ---------------------------------------------------------------------------------------------------------------
        POLE INFORMATION    MAKE-READY WORK REQUIREMENTS                     MATERIAL                 LABOR
                                                                               (5)                     (6)
     ---------------------------------------------------------------------------------------------------------------
     ---------------------------------------------------------------------------------------------------------------
      Licensor                                           Performed
      Pole No.  Location    Description of Work              by                   Unit                 Rate/   Total
         (1)      (2)               (3)                     (4)      No. & Item   Cost  Total  Hours   Hour
     ---------------------------------------------------------------------------------------------------------------
     ---------------------------------------------------------------------------------------------------------------
1     ------
     ---------------------------------------------------------------------------------------------------------------
     ---------------------------------------------------------------------------------------------------------------
2     ------
     ---------------------------------------------------------------------------------------------------------------
     ---------------------------------------------------------------------------------------------------------------
3     ------
     ---------------------------------------------------------------------------------------------------------------
     ---------------------------------------------------------------------------------------------------------------
4     ------
     ---------------------------------------------------------------------------------------------------------------
     ---------------------------------------------------------------------------------------------------------------
5     ------
     ---------------------------------------------------------------------------------------------------------------
     ---------------------------------------------------------------------------------------------------------------
6     ------
     ---------------------------------------------------------------------------------------------------------------
     ---------------------------------------------------------------------------------------------------------------
7     ------
     ---------------------------------------------------------------------------------------------------------------
     ---------------------------------------------------------------------------------------------------------------
8     ------
     ---------------------------------------------------------------------------------------------------------------
     ---------------------------------------------------------------------------------------------------------------
9     ------
     ---------------------------------------------------------------------------------------------------------------
     ---------------------------------------------------------------------------------------------------------------
10    ------
     ---------------------------------------------------------------------------------------------------------------
     ---------------------------------------------------------------------------------------------------------------
11    ------
     ---------------------------------------------------------------------------------------------------------------
     ---------------------------------------------------------------------------------------------------------------
12    ------
     ---------------------------------------------------------------------------------------------------------------
     ---------------------------------------------------------------------------------------------------------------
13    ------
     ---------------------------------------------------------------------------------------------------------------
     ---------------------------------------------------------------------------------------------------------------
14    ------
     ---------------------------------------------------------------------------------------------------------------
     ---------------------------------------------------------------------------------------------------------------
15    ------
     ---------------------------------------------------------------------------------------------------------------

Form C - 2                                                            EXHIBIT I
                                                                  PAGE 10 OF 17
                                ITEMIZED ESTIMATE
                       CONDUIT MAKE-READY WORK AND CHANGES


------------------------                                                       --------------------------------
(Licensee)                                                                     (Date Prepared)

------------------------                                                       --------------------------------
(Area)                                                                         (Custom Work Order No.)

------------------------                                                       --------------------------------
(P.A. Applic. No.)                                                             (Exchange or Wire Center)

     ----------------------------------------------------------------------------------------------------------
     CONDUIT INFORMATION      MAKE-READY WORK REQUIREMENTS       MATERIAL          (4)          LABOR     (5)
     ----------------------------------------------------------------------------------------------------------
     ----------------------------------------------------------------------------------------------------------
          Location               Description of Work (3)
     -----------------------                                               Unit                  Rate/
     Street (1)  Section (2)                                No. & Item     Cost   Total  Hours   Hour    Total
     ----------------------------------------------------------------------------------------------------------
     ----------------------------------------------------------------------------------------------------------
1
     ----------------------------------------------------------------------------------------------------------
     ----------------------------------------------------------------------------------------------------------
2
     ----------------------------------------------------------------------------------------------------------
     ----------------------------------------------------------------------------------------------------------
3
     ----------------------------------------------------------------------------------------------------------
     ----------------------------------------------------------------------------------------------------------
4
     ----------------------------------------------------------------------------------------------------------
     ----------------------------------------------------------------------------------------------------------
5
     ----------------------------------------------------------------------------------------------------------
     ----------------------------------------------------------------------------------------------------------
6
     ----------------------------------------------------------------------------------------------------------
     ----------------------------------------------------------------------------------------------------------
7
     ----------------------------------------------------------------------------------------------------------
     ----------------------------------------------------------------------------------------------------------
8
     ----------------------------------------------------------------------------------------------------------
     ----------------------------------------------------------------------------------------------------------
9
     ----------------------------------------------------------------------------------------------------------
     ----------------------------------------------------------------------------------------------------------
10
     ----------------------------------------------------------------------------------------------------------
     ----------------------------------------------------------------------------------------------------------
11
     ----------------------------------------------------------------------------------------------------------
     ----------------------------------------------------------------------------------------------------------
12
     ----------------------------------------------------------------------------------------------------------
     ----------------------------------------------------------------------------------------------------------
13
     ----------------------------------------------------------------------------------------------------------
     ----------------------------------------------------------------------------------------------------------
14
     ----------------------------------------------------------------------------------------------------------
     ----------------------------------------------------------------------------------------------------------
15
     ----------------------------------------------------------------------------------------------------------

Form C-3                                                              Exhibit I
                                                                  Page 11 of 17

                      ITEMIZED ESTIMATE / SUMMARY ESTIMATE


------------------     Pole Attachment                  -----------------------
Licensee               Application No.                  Date prepared
                                      ---------------

------------------     Conduit Occupancy                -----------------------
Area                   Application No.                  Authorization No.
                                      ---------------

------------------                                      -----------------------
Application No.                                         Wire Center or Exchange



           Make-Ready          Hours         Rate/Hr                 Total
         ----------------  -------------  ----------              -------------
         Labor                              $                         $
                           -------------  ----------              -------------

     *   Engineering &
         Administration                     $                         $
                           -------------  ----------              -------------

         Material                                                     $
                                                                  -------------
                                                        Subtotal      $
                                                                  -------------
                                                           + 10%      $
                                                                  -------------
                                                        Total         $
                                                                  -------------



                                * Less previous payments under
                                  this authorization                   $
                                                                  -------------
                                                      Amount Due       $



* If this authorization includes the make-ready survey and associated payments, engineering and administrative costs for the make-ready survey should be included in the estimated amount above.

Form D-1
                                                                      Exhibit I
                                                                  Page 12 of 17

                    APPLICATION AND CONDUIT OCCUPANCY LICENSE


                                                -----------------------------
                                                (Licensee)

                                                -----------------------------
                                                (Street Address)

                                                -----------------------------
                                                (City, State)

                                                -----------------------------
                                                (Date)

Operations Manager - Network
BellSouth Telecommunications, Inc.

---------------------------------

---------------------------------


In accordance with the terms and conditions of the License Agreement between us, dated _________, 19__, application is hereby made for a license to occupy the conduit system shown on form D-2, with the cable and equipment detailed on Forms D-3 and D-4. This request will be designated as follows:

         CONDUIT OCCUPANCY (C. O.) Application Number CO- ---------- (1)

                                  By:
                                     -------------------------------------
                                       Authorized Licensee Representative

                                  Its:
                                       -----------------------------------
                                       Title

                                  Tel. No.
                                           -------------------------------


The above referenced License --------------- is hereby granted to occupy Licensor's conduit system, as indicated on the attached Form D-2, with cable, equipment, and facilities specified on the attached Forms, D-3 and D-4. Duct footage this license is -------------------.

                                  ----------------------------------------
                                  (Licensor)

                                  ----------------------------------------
                                  (C.O. Application No.)


(1) Individual applications to be numbered in sequential ascending order by Licensee for each License Agreement. Licensor will process applications in sequential ascending order according to the application numbers assigned by the Licensee.

Form D-2                                                              Exhibit I
                                                                  Page 13 of 17

----------------------
(Licensor)


----------------------
(C.O. Application No.)


                         CONDUIT SYSTEM DIAGRAM - SAMPLE





































        Letters (A, B & C)   = Cable designation by type from form D-3
        Numbers (1, 2, etc.) = Number of cable(s) by section
                             = Represents all cables in conduit section
        --------------------
                           O = Pole

Form D-2                                                              EXHIBIT I
                                                                 Page 13A of 17

------------------
(Licensee)

------------------
(C.O. Applic. No.)

                         CONDUIT SYSTEM DIAGRAM - SAMPLE


                     [A CONDUIT SYSTEM DIAGRAM APPEARS HERE]













          Letters (A, B & C) = Cable designation by type from form D-3 Numbers (1, 2 & 3) = Number of cable(s) by section
                             = Represents all cables in conduit section
        --------------------
                           O = Pole

Form D-3                                                               Exhibit I
                                                                   Page 14 of 17

-----------------------------------
(Licensee)


-----------------------------------
(Conduit Occupancy Application No.)


                             CABLE TO OCCUPY CONDUIT


--------------------------------------------------------------------------------------------------------------------------
                                               Metallic                          Maximum         Maximum
                                                Sheath            Type           Voltage         Current
          Cable                 Wt. Lbs.          or                of             To             in any          Type of
         Designa-     O. D.       Per           Shield            Cable          Ground         Conductor          Jacket
           tion       Inches      Foot            (d)              (e)             (f)             (g)              (h)
                                           ------------------                ----------------
           (a)         (b)        (c)        Yes       No                      AC       DC
--------------------------------------------------------------------------------------------------------------------------
1

--------------------------------------------------------------------------------------------------------------------------

2

--------------------------------------------------------------------------------------------------------------------------

3

--------------------------------------------------------------------------------------------------------------------------
4

--------------------------------------------------------------------------------------------------------------------------
5

--------------------------------------------------------------------------------------------------------------------------
6

--------------------------------------------------------------------------------------------------------------------------
7

--------------------------------------------------------------------------------------------------------------------------

         (a) Cable Designation: Assign letter, alphabetically, to each different type of cable to be installed.

         (b)      O. D. (Inches): Outside diameter of cable.

         (c)      WT. Lbs. per foot: Self-explanatory.

         (d)      Metallic Sheath Or Shield: Self-explanatory.

         (e)      Type of Cable: If coaxial cable, show number of tubes.
                                 If pair cable, show pair size and
                                 gauge (e.g. 16-22).

         (f)      Maximum Voltage to Ground: Self-explanatory.

         (g) Maximum Current in any Conductor: Indicate voltage and amperage.

         (h) Type of Jacket: Enter the type of material of the outer jacket or sheath (polyethylene, PVC, lead, etc.).

Form D-4                                                               Exhibit I
                                                                   Page 15 of 17

-----------------------------------
(Licensee)


-----------------------------------
(Conduit Occupancy Application No.)


                   EQUIPMENT HOUSINGS TO BE PLACED IN MANHOLES

         ------------------------------------------------------------------------------------------------------------------------
              Manhole                 Type                  Height                Width               Depth             Weight
             Location
         ------------------------------------------------------------------------------------------------------------------------
1

         ------------------     ------------------     -----------------      ---------------     --------------      ------------
2

         ------------------     ------------------     -----------------      ---------------     --------------      ------------
3

         ------------------     ------------------     -----------------      ---------------     --------------      ------------
4

         ------------------     ------------------     -----------------      ---------------     --------------      ------------
5

         ------------------     ------------------     -----------------      ---------------     --------------      ------------
6

         ------------------     ------------------     -----------------      ---------------     --------------      ------------
7

         ------------------     ------------------     -----------------      ---------------     --------------      ------------
8

         ------------------     ------------------     -----------------      ---------------     --------------      ------------
9

         ------------------     ------------------     -----------------      ---------------     --------------      ------------
10

         ------------------     ------------------     -----------------      ---------------     --------------      ------------
11

         ------------------     ------------------     -----------------      ---------------     --------------      ------------
12

         ------------------     ------------------     -----------------      ---------------     --------------      ------------
13

         ------------------     ------------------     -----------------      ---------------     --------------      ------------
14

         ------------------     ------------------     -----------------      ---------------     --------------      ------------
15

         ------------------     ------------------     -----------------      ---------------     --------------      ------------

Form E                                                                 Exhibit I
                                                                   Page 16 of 17
----------------------------
(Licensee)

                    NOTIFICATION OF SURRENDER OR MODIFICATION
                     OF POLE ATTACHMENT LICENSE BY LICENSEE

                                            ------------------------------------
                                            (Licensor Street Address)

                                            ------------------------------------
                                            (City & State)

----------------------------------          ------------------------------------
(Licensor, Telephone Company Name)          (Date)

In accordance with the terms and conditions of the License Agreement between us, dated____, l9__, notice is hereby given that the licenses covering attachments to the following poles and/or anchors and/or utilization of anchor/guy strand are surrendered (or modified as indicated in Licensee's prior notification to Licensor, dated___ , 19__) effective_____.

----------------------------------------------------------------------------------------------------------------------------
Assoc. Pole             License Number             License Date                   Surrender or                  Date
Number                                                                            Modification          (surrender/modified)
----------------------------------------------------------------------------------------------------------------------------
1         A
          A/GS
----------------------------------------------------------------------------------------------------------------------------
2         A
          A/GS
----------------------------------------------------------------------------------------------------------------------------
3         A
          A/GS
----------------------------------------------------------------------------------------------------------------------------
4         A
          A/GS
----------------------------------------------------------------------------------------------------------------------------
5         A
          A/GS
----------------------------------------------------------------------------------------------------------------------------
6         A
          A/GS
----------------------------------------------------------------------------------------------------------------------------
7         A
          A/GS
----------------------------------------------------------------------------------------------------------------------------
8         A
          A/GS
----------------------------------------------------------------------------------------------------------------------------
9         A
          A/GS
----------------------------------------------------------------------------------------------------------------------------
10        A
          A/GS
----------------------------------------------------------------------------------------------------------------------------

Date licensor received notification:
                                    --------------------------------------------

Date licensor accepted modification:
                                    --------------------------------------------               -----------------------------------
                                                                                               (Authorized Licensee Representative)

By:
   -----------------------------------------------------------------------------

Discontinued:                        Poles
                                          --------------------------------------               -----------------------------------
                                   Anchors                                                     (Title)
                                          --------------------------------------
                       Anchors/Guy Strands
                                          --------------------------------------

Form F                                                                 Exhibit I
                                                                   Page 17 of 17

(Licensee)

                    NOTIFICATION OF SURRENDER OR MODIFICATION
                    OF CONDUIT OCCUPANCY LICENSE BY LICENSEE



                                            ------------------------------------
                                            (Licensor Street Address)

                                            ------------------------------------
                                            (City & State)

----------------------------------          ------------------------------------
(Licensor, Telephone Company Name)          (Date)


In accordance with the terms and conditions of the License Agreement between us, dated____, l9__, notice is hereby given that the licenses covering occupancy of the following conduit are surrendered (or modified as indicated in Licensee's prior notification to Licensor, dated ___, 19__) effective____.

        ----------------------------------------------------------------------------------------------------------------------------
              Assoc. Pole             License Number             License Date             Surrender or                  Date
                Number                                                                    Modification          (surrender/modified)
        ----------------------------------------------------------------------------------------------------------------------------
 1      A
        A/GS
        ----------------------------------------------------------------------------------------------------------------------------
 2      A
        A/GS
        ----------------------------------------------------------------------------------------------------------------------------
 3      A
        A/GS
        ----------------------------------------------------------------------------------------------------------------------------
 4      A
        A/GS
        ----------------------------------------------------------------------------------------------------------------------------
 5      A
        A/GS
        ----------------------------------------------------------------------------------------------------------------------------
 6      A
        A/GS
        ----------------------------------------------------------------------------------------------------------------------------
 7      A
        A/GS
        ----------------------------------------------------------------------------------------------------------------------------
 8      A
        A/GS
        ----------------------------------------------------------------------------------------------------------------------------
 9      A
        A/GS
        ----------------------------------------------------------------------------------------------------------------------------
10      A
        A/GS
        ----------------------------------------------------------------------------------------------------------------------------


Date licensor received notification:
                                    --------------------------------------------

Date licensor accepted modification:
                                    --------------------------------------------

                                                                                               ------------------------------------
                                                                                               (Authorized Licensee Representative)
By:
   -----------------------------------------------------------------------------

Discontinued:                Total Duct Footage                                                ------------------------------------
                                               ---------------------------------               (Title)

                                   EXHIBIT II


                     NONDISCRIMINATION COMPLIANCE AGREEMENT

                                                                      Exhibit II
                                                                     Page 2 of 3

NON DISCRIMINATION COMPLIANCE AGREEMENT

Contractors shall comply with the applicable provisions of the following:

Exec. Order #12138, P.L. 95-507, Exec. Order #11246, Exec. Order #11625, Section 8 of the Small Business Act as amended. Railroad Revitalization and Regulatory Reform Act of 1976, Exec. Order #11701, Exec. Order #11758, Exec. Order #12138,
Section 503 of the Rehabilitation Act of 1973 as amended by PL93-516, Vietnam Era Veteran's Readjustment Assistance Act of 1974 and the rules, regulations and relevant Orders of the Secretary of Labor pertaining to the Executive Orders and Statutes listed above.

For contracts of or which aggregate to $2,500 or more annually, the following table describes the clauses which are included in the contract:

1. Inclusion of the Equal Employment clause in all contracts and orders;

2. Certification of non-segregated facilities;

3. Certification that an affirmative action program has been developed and is being filed;

4. Certification that an annual Employers Information Report (EEO-1 Standard Form 100) is being filed;

5. Inclusion of the "Utilization of Minority and Women's Business Enterprises" clause in all contracts and orders;

6. Inclusion of the "Minority and Women's Business Enterprise Subcontracting Program" clause in all contracts and orders;

7. Inclusion of the "Listing of Employment Openings" clause in all contracts and orders;

8. Inclusion of the "Employment of the Handicapped" clause in all contracts and orders:

Contract Value Clause(s) Required
    $ 2,500 to $10,0008
    $10,000 to $50,000 1, 2, 5, 6, 7, 8
    $50,000 or more 1, 2, 3*, 4*, 5, 6, 7, 8
*  Applies only for businesses with 50 or more employees

1.  Equal Employment Opportunity Provisions

In accordance with Exec. Order #11246, dated September 24, 1965 and Part 60-1 of Title 41 of the codes of Federal Regulations (Public Contracts and Property Management, Office of Federal Contract Compliance, Obligations of Contractors and Subcontractors), as may be amended from time to time, the parties incorporate herein by this reference the regulations and contract clauses required by those provisions to be made a part of Government contracts and subcontracts.

2. Certification of Non-segregated Facilities

The contractor certifies that it does not and will not maintain any facilities it provides for its employees in a segregated manner, or permit its employees to perform their services at any location under its control where segregated facilities are maintained and that it will obtain a similar certification prior to the award of any nonexempt subcontract.

3. Certification of Affirmative Action Program

The contractor affirms that it has developed and is maintaining an affirmative action plan as required by Part 60-2 of Title 41 of the Code of Federal Regulations.

4. Certification of Filing of Employers Information Reports

The contractor agrees to file annually, on or before the 31st day of March, complete and accurate reports on Standard Form 100 (EEO-1) or such forms as may be promulgated in its place.

5. Utilization of Minority and Women's Business Enterprises

(a) It is the policy of the Government and BellSouth Corporation and its affiliates as a Government contractor, that minority and women's business enterprises shall have the maximum practicable opportunity to participate in the performance of contracts.

(b) The contractor agrees to use his or her best efforts to carry out this policy in the award of his or her subcontracts to the fullest extent consistent with the efficient performance of this contract. As used in this contract, the term "minority or women's business enterprises" means a business with at least 51 percent of which is owned by minority or women group members or in case of publicly owned businesses, at least 51 percent of the stock of which is owned by minority or women group members. For purposes of this definition, minority group members are Blacks, Hispanics, Asians, Pacific Islanders, American Indians and Alaskan Natives. Contractors may rely on written representation by subcontractors regarding their status as minority or women's business enterprises in lieu of an independent investigation.

6. Minority and Women's business enterprise Subcontracting Program

(a) the contractor agrees to establish and conduct a program which will enable minority and women's business enterprises (as defined in paragraph 5 above) to be considered fairly as subcontractors and suppliers under the contract. In this connection, the Contractor shall:

(1) Designate a liaison officer who will administer the contractor's minority and women's business enterprises program;

(2) Provide adequate and timely consideration of the potentialities of known minority and women's business enterprises in all "make-or-buy" decisions;

(3) Assure that known minority and women's business enterprises will have an equitable opportunity to compete for subcontracts, particularly by arranging solicitations, time for the preparation of bids, quantities, specifications, and delivery schedules so as to facilitate the participation of minority and women's business enterprises;

(4) Maintain records showing (i) procedures which have been adopted to comply with the policies set forth in this clause, including the establishment of a source list of minority and women's business enterprises, (ii) awards to minority and women's business enterprises on the source list, and (iii) specific efforts to identify and award contracts to minority and women's business enterprises;

(5) Include the Utilization of Minority and Women's Business Enterprises clause in subcontracts which offer substantial minority and women's business enterprises subcontracting opportunities;

(6) Cooperate with the Government's Contracting Officer for BellSouth Corporation or its affiliates in any studies and surveys of the contractor's minority and women's business enterprises procedures and practices that the Government's Contracting Officer may from time to time conduct;

                                                                      Exhibit II
                                                                     Page 3 of 3
(7) Submit periodic reports of subcontracting to known minority and women's business enterprises with respect to the records referred to in sub-paragraph
(4) above, in such form and manner and at such time (not more often than quarterly) as the Government's Contracting Officer for BellSouth Corporation or its affiliates may prescribe.

(b) The contractor further agrees to insert, in any subcontract hereunder which may exceed $500,000 (or in the case of WBX $1,000,000 in the case of contracts for the construction of any public facility and which offer substantial subcontracting possibilities) provisions which shall conform substantially to the Language of this Agreement, including this paragraph (b) and to notify the Contracting Officer of the names of such subcontractors.

7. List of Employment Openings for Veterans

In accordance with Exec. Order 11701, dated January 24, 1973, and Part 60-250 of Title 41 of the Code of Federal Regulations, as it may be amended from time to time, the parties incorporate herein by this reference the regulations and contract clauses required by those provisions to be made a part of Government contracts and subcontracts.

8. Employment of the Handicapped

In accordance with Exec. Order 11750, dated January 15, 1974, and Part 60-741 of Title 41 of the Code of Federal Regulations as may be amended from time to time, the parties incorporate herein by this reference the regulations and contract clauses required by those provisions to be made a part of Government contracts and subcontracts.

                                   EXHIBIT III

                         CONFLICT OF INTEREST AGREEMENT

                                                                     Exhibit III
                                                                     Page 2 of 2


CONFLICT OF INTEREST AGREEMENT

The Licensor does business with thousands of contractors and suppliers. It is a fundamental policy of the Licensor that such dealings shall be conducted on a fair and impartial basis, free from improper influences, so that all participating contractors and suppliers may be considered on the basis of the quality and cost of their product or service.

The Licensor is also committed to doing business with contractors and suppliers in an atmosphere that is in keeping with the highest standards of business ethics. Although the Licensor recognizes that the exchange of gifts and entertainment is customary in some businesses, the Licensor believes that this practice often raises embarrassing questions about the motive of both the giver and receiver. Therefore, the Licensor has for some time followed a policy that its employees shall not accept from customers, suppliers of property, goods, or Services, or from any other persons, any gifts, benefits, or unusual hospitality that may in any way tend to influence them, or have the appearance of influencing them, in the performance of their jobs. Employees of the Licensor who are authorized to make purchases or negotiate contracts are aware of this policy.

The Licensor believes that firm adherence to this policy will help establish better business relationships between the Licensor and any Licensee. The Licensor solicits the Licensee's cooperation in achieving that objective.

By executing this Agreement, the Licensee hereby stipulates that the Licensee has not employed, retained, induced, or directed any person employed by the Licensor to solicit or secure this Agreement upon agreement, offer, understanding, or implication involving any form of remuneration whatsoever. The Licensee agrees that in the event of an allegation of substance (the determination of which will be solely made by the Licensor) that there has been a violation hereof, the Licensee will cooperate in every reasonable manner with the Licensor in establishing whether the allegation is true. Notwithstanding any provisions of this Agreement to the contrary, if a violation of this provision is found to have occurred and is deemed material by the Licensor, the Licensor may terminate this Agreement.

                                   EXHIBIT IV

                             NONDISCLOSURE AGREEMENT

                                                                      EXHIBIT IV
                                                                     Page 2 of 2

NONDISCLOSURE AGREEMENT

During the term of this Agreement it may be necessary for the Licensor to provide the Licensee with certain information considered to be proprietary or confidential. The receiving party shall protect such information of the other party from whatever source from distribution, disclosure, or dissemination to anyone except employees of the receiving party with a need to know such information in conjunction with the provision of Services hereunder, except as authorized herein or as otherwise authorized in writing.

All such information shall be in writing or other tangible form and clearly marked with a confidential or proprietary legend. Information conveyed orally shall be designated as proprietary or confidential at the time of such oral conveyance and shall be reduced to writing within forty five (45) days).

The Licensee will not have an obligation to protect any portion of the Licensor's information which:

         is made publicly available by the Licensor or lawfully by a nonparty to this Agreement; or

         is lawfully obtained by the Licensee from any source other than the Licensor; or

         is previously known to the Licensee without an obligation to keep it confidential; or

         is released by the Licensor in writing; or

         is released by Licensee pursuant to any subpoena issued in connection with any legal action or administrative proceedings; however, the Licensee shall immediately notify the Licensor of such subpoena.

         The Licensee will only make copies of the information solely in supporting the Licensor as are necessary for its use under the terms hereof, and each such copy will be marked with the same proprietary notices as appear on the originals.

         The Licensee agrees to use the information solely in supporting the Licensor and for no other customer or purpose.

         The Licensee agrees not to identify the Licensor or any other owner of information disclosed hereunder in any advertising or publicity without the prior written permission of the Licensor.